UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

VIVEON HEALTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIVEON HEALTH ACQUISITION CORP.
3480 Peachtree Road NE
2nd Floor – Suite #112
Atlanta, Georgia 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 27, 2023

TO THE STOCKHOLDERS OF VIVEON HEALTH ACQUISITION CORP.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”) to be held at 10:30 a.m. ET on December 27, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. This proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from home or any remote location with Internet connectivity. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/viveon/am2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 0929690#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2022; and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Director Election Proposal or the Auditor Ratification Proposal, or (ii) if a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on November 13, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) FOR” the re-election of each of the directors as part of the Director Election Proposal; (ii) “FOR” the Auditor Ratification Proposal; and (iii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

November 30, 2023

By Order of the Board of Directors
/s/ Jagi Gill
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 27, 2023: This notice of meeting, the accompany proxy statement, proxy card, the annual report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/viveon/am2023/proxy. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/viveon/am2023/proxy the annual report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/viveon/am2023/10k.

VIVEON HEALTH ACQUISITION CORP.
3480 Peachtree Road NE,
2nd Floor, Suite #112,
Atlanta, Georgia 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 27, 2023

PROXY STATEMENT

VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Annual Meeting to be held at 10:30 a.m. ET on December 27, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. This proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from home or any remote location with Internet connectivity. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/viveon/am2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 0929690##

The Annual Meeting will be held for the sole purpose of considering and voting upon:

•        The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2022; and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to (i) solicit additional proxies for the purpose of approving the Director Election Proposal or the Auditor Ratification Proposal or (ii) if a quorum is not present at the Annual Meeting, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting, provided that the Annual Meeting is reconvened as promptly as practical thereafter.

The Company’s board of directors has fixed the close of business on November 13, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 6,648,665 outstanding shares of Company common stock, including 1,617,415 outstanding public shares. The Company’s warrants and rights do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement contains important information about the Annual Meeting, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and annual report on Form 10-K is first being mailed to stockholders on or about December 6, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?

A.    You are being asked to vote on (i) a proposal to re-elect the Company’s five (5) directors to the Company’s board of directors; (ii) a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ended December 31, 2022; and (iii) a proposal to adjourn the Annual Meeting, if necessary, under certain circumstances.

Q. Why is the Company proposing the proposal to re-elect directors, the proposal to ratify appointment of the Company’s independent accountants and the adjournment proposal?

A:    The Director Election Proposal:    The Delaware General Corporate Law (the “DGCL”) requires corporations to hold elections for directors each year.

The Auditor Ratification Proposal:    The Company appointed Marcum LLP to serve as the Company’s independent auditors for the 2022 fiscal year. The Company elects to have its stockholders ratify such appointment.

The Adjournment Proposal:    To allow the Company more time to solicit additional proxies in favor of the Director Election Proposal or the Auditor Ratification Proposal, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve the Director Election Proposal or the Auditor Ratification Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.    All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What vote is required to adopt the proposals?

A.    Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person by virtual attendance or by proxy and entitled to vote at the Annual Meeting on any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal.    Approval of the Adjournment Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Q. What if I do not want to approve the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A.    If you do not want to approve the Auditor Ratification Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each the proposal, or with respect to the Director Election Proposal, withhold your vote.

Q. How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Annual Meeting.

Q. How are votes counted?

A.    Director Election Proposal.    The Director Election Proposal must be approved by the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

Auditor Ratification Proposal.    The Auditor Ratification of Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Adjournment Proposal.    The Adjournment Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

The Director Election Proposal is a non-discretionary item. Your broker can only vote your shares for this proposal if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    The Director Election Proposal is a non-discretionary item. Your broker can only vote your shares for this proposal if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date are represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

Q. Who can vote at the Annual Meeting?

A.    Only holders of record of the Company’s common stock at the close of business on November 13, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 6,648,665 outstanding shares of Company common stock, including 1,617,415 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.
Q. What do I need to do now?

A.    The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A.    The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $7,500 in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
Q. How do I vote?

A.    If you are a stockholder of record, you may vote online at the virtual Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to https://www.cstproxy.com/viveon/am2023 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on December 26, 2023. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Annual Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you are a beneficial owner of the shares and would like to vote your shares yourself, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Annual Meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on December 20, 2023.

Q. How may I participate in the virtual Annual Meeting?

A.    If you are a stockholder of record as of the Record Date for the Annual Meeting, you should receive a proxy card from Continental, containing instructions on how to attend the virtual Annual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Annual Meeting starting on December 20, 2023. Go to https://www.cstproxy.com/viveon/am2023, enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the Annual Meeting you will need to re-log into https://www.cstproxy.com/viveon/am2023 using your control number.

If your shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on August 7, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2020, we consummated our IPO of 20,125,000 units, including 2,625,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant, with each warrant to purchase one half of a share of common stock, and one right to receive one-twentieth (1/20) of a share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $201,250,000.

Prior to our IPO, we issued an aggregate of 5,031,250 insider shares for an aggregate purchase price of $25,000 to our Sponsor. Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 18,000,000 private warrants at a price of $0.50 per private warrant, generating total proceeds of $9,000,000 to our Sponsor. Our Sponsor is not, is not controlled by, and does not have substantial ties with a foreign person and therefore will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS).

As disclosed in a Current Report on Form 8-K on January 12, 2022, we entered into a Merger Agreement (the “Old Merger Agreement”) by and among Viveon, VHAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Viveon (“Old Merger Sub”, which was subsequently dissolved in April 2023), and Suneva Medical, Inc., a Delaware corporation (“Suneva”). Pursuant to the terms of the Merger Agreement, a business combination between Viveon and Suneva was proposed to be effected through the merger of Merger Sub with and into Suneva, with Suneva surviving the merger as a wholly owned subsidiary of Viveon (the “Old Merger”). At the time of the signing of the Merger Agreement, the board of directors of Viveon had (i) approved and declared advisable the Merger Agreement, the Old Merger and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Old Merger Agreement and related transactions by the stockholders of Viveon.

On February 2, 2023, legal counsel for Viveon sent a letter informing Suneva’s legal counsel that Viveon decided, effective immediately, to unilaterally terminate the Old Merger Agreement pursuant to Sections 10.2(a) and 10.2 thereof, based upon material breaches of the Old Merger Agreement by Suneva. The termination letter was sent without prejudice and reserved all of Viveon, Old Merger Sub and Viveon Health, LLC (Viveon’s sponsor) rights, claims and remedies, specifically including those within the Old Merger Agreement, against Suneva and others associated with Suneva who participated in the merger discussions and arrangements, and waived none.

Merger Agreement with Clearday

On April 5, 2023, the Company entered into a Merger Agreement (the “Merger Agreement”), by and among Viveon, Clearday, Inc., a Delaware corporation (“Clearday”), VHAC2 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Viveon (“New Merger Sub”), Viveon Health LLC, a Delaware limited liability Company, in the capacity as the representative from and after the effective time for the stockholders of the Company (other than the Company Stockholders (as defined in the Merger Agreement)) as of immediately prior to the effective time (and their successors and assigns) in accordance with the terms and conditions of the Merger Agreement, and Clearday SR LLC, a Delaware limited liability company, in the capacity as the representative from and after the effective time for the holders of Company preferred stock as of immediately prior to the effective time (and their successors and assigns) in accordance with the terms and conditions of the Merger Agreement. Pursuant to the terms of the Merger Agreement, a business combination between the Company and Clearday will be effected through the merger of New Merger Sub with and into Clearday, with Clearday surviving the merger as a wholly owned subsidiary of the Company and the Company will change its name to “Clearday Holdings, Inc.” (the “Merger”). The board of directors of the Company has (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement, the Merger and related transactions by the stockholders of Company. Capitalized terms used herein but not defined shall have the meanings ascribed thereto in the Merger Agreement.

On August 28, 2023, the Company, Clearday, Merger Sub, SPAC Representative and Company Representative entered into the First Amendment to Merger Agreement (the “First Amendment”) that amended and modified the Merger Agreement to, among other things, (i) increase the merger consideration from $250,000,000 to $500,000,000 (plus the aggregate exercise price for all Clearday options and warrants), payable in shares of common stock of Viveon, (ii) provide that holders of all Company Capital Stock (including Company Common Stock, Company Series A Preferred Stock and Company Series F Preferred Stock) as of the effective time of the Merger will be entitled to receive a pro rata portion of the Earnout Shares, and (iii) amend the mechanics for appointing a successor Company Representative.

June 2023 Amendment to Charter and Extension

On June 22, 2023, the Company held a stockholder meeting (the “June 2023 Stockholders Meeting”) in which stockholders voted to (A) amend the Company’s Amended and Restated Certificate of Incorporation, to allow the Company to (i) initially extend the date by which the Company must consummate an initial business combination up to six times, each such extension for an additional one month period, until December 31, 2023, by depositing into the Trust Account, the amount of $85,000 for each one-month extension until December 31, 2023, and (ii) further extend the date by which the Company must consummate an initial business combination (without seeking additional approval from the stockholders) for up to an additional three months, from January 1, 2024 to March 31, 2024, with no additional deposits to be made into the Trust Account during such period, each such extension for an additional one month period, (the “Third Extended Date”), unless the closing of the proposed initial business combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Third Extended Date; and (B) to amend the Company’s Investment Management Trust Agreement, dated as of December 22, 2020, by and between the Company and the Trustee to reflect the foregoing extensions and deposits. On June 27, 2023, July 27, 2023, August 28, 2023, September 29, 2023, and October 27,2023, the Company deposited $85,000 in the Trust Account, to extend the date by which the Company can complete an initial business combination by one month to July 31, 2023, August 31, 2023, September 30, 2023, October 31, 2023, respectively.

The Company’s principal executive office is located at 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326.

RISKS RELATED TO BEING DEEMED AN INVESTMENT COMPANY

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with an initial business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may make it more difficult to complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, that may not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We entered into a definitive initial business combination agreement within 18 months after December 22, 2020 (the effective date of our IPO Registration Statement) and may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the securities held in the trust account on December 22, 2022, and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the closing of our IPO until December 22, 2022, the funds in the trust account had been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account, and hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary (December 22, 2022) of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we determined to liquidate the securities held in the trust account, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

Our board of directors currently consists of five directors: Jagi Gill, Rom Papadopoulos, Demetrios (Jim) G. Logothetis, Brian Cole and Doug Craft.

Our board of directors has nominated the persons identified below for re-election as directors, to serve until the next annual meeting and their successors have been elected and qualified If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

If a quorum is present at the Annual Meeting, the nominees for directors will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as the Company director since
Jagi Gill	57	Chief Executive Officer, President and Chairman	August 2020
Rom Papadopoulos	63	Chief Financial Officer, Treasurer, Secretary and Director	August 2020
Demetrios (Jim) G. Logothetis	66	Independent Director	April 2021
Brian Cole	59	Independent Director	December 2020
Doug Craft	60	Independent Director	December 2020

The following sets forth certain information with respect to our director nominees.

Jagi Gill, PhD is our Chief Executive Officer, President and Chairman of our board of directors. Dr. Gill has more than 20 years of healthcare investment and general management experience. From 2017 to 2020, he served as the Vice-President of Business Development and General Manager of AcuVentures, a business unit within Acumed LLC, a Berkshire Hathaway Company. Acumed LLC is a market leader in the orthopedic sector with particular strength in the upper extremity fracture repair and trauma market segments. As the General Manager, Dr. Gill led two business units, Rib Fixation and the Soft Tissue Repair, with responsibilities for product development, sales, marketing and profitability. Under his leadership, the business units grew 2-3x faster than their market segment. In addition to general management responsibilities, Dr. Gill was involved in sourcing, closing and integrating four acquisitions within the orthopedic sector for Acumed. These transactions ranged from technology acquisitions serving as tuck-in product integrations to stand alone companies with global revenue. From 2009 to 2017, he was the Founder, Chief Executive Officer and Board Member of Tenex Health a privately held orthopedic sports medicine company. In this capacity he patented, designed and developed the initial platform technology intended to treat chronic tendon pain. Under his leadership, Tenex Health launched commercially, generated positive operating income, secured FDA regulatory approval, developed a manufacturing and operations infrastructure, and established sales channels serving the outpatient Ambulatory Surgery Centers. Before founding Tenex Health, Dr. Gill was the Founder and Chief Executive Officer of OrthoCor, a company providing non-invasive pain management technology, from 2007 to 2009, while also serving on an advisory and consulting capacity to a number of medical technology companies. OrthoCor developed and commercialized orthopedic knee braces integrating pulsed electromagnetic technology to address chronic pain associated with trauma or osteoarthritis. Prior to this, he served in executive business development roles for Boston Scientific Corporation from 2001 to 2007 where he was involved in sourcing and supporting the acquisition of private companies which collectively accounted for more than $750 million in enterprise value. While at Boston Scientific, he was involved in the investments in, and acquisition of, the following private companies: Advanced Bionics (implantable neurostimulation), Cameron Health (implantable cardiac rhythm management), Innercool (systemic hypothermia for recovery from cardiac arrest), Orqis Medical (heart failure treatment) and Kerberos (endovascular thrombectomy). Dr. Gill completed his BSc and MSc in Anatomy from McGill University and PhD in Neuroscience from Mayo Clinic College of Medicine. We believe we will be able to capitalize on Dr. Gill’s experience and accomplishments in the orthopedic and spine markets, along with his relationships among executives in the target companies, their supply chains, and their customer networks, to successfully close a business combination.

Rom Papadopoulos, M.D. is our Chief Financial Officer and director. Dr. Papadopoulos has more than 25 years of healthcare investment and operational experience. From 2006 to June 2020, Dr. Papadopoulos was the Founder and Managing Partner of Intuitus Capital, a private equity firm actively investing in the healthcare sector. At Intuitus, he led investments in more than 30 companies with a total of more than $700 million in enterprise value. Prior to founding Intuitus Capital, Dr. Papadopoulos was Chief Financial Officer, Chief Operations Officer, Corporate Executive Vice President and Corporate Secretary of Global Energy Holdings (NYSE Amex: GNH). While at GNH, he created and executed the company’s repositioning from traditional markets to renewable energy. He was responsible for coordinating all aspects of the financial management of the company including cash management and treasury, risk management, audit functions, SEC reporting and compliance as well as HR functions and employee policies. Dr. Papadopoulos was an early investor in Tenex Health Inc., a medical device company engaged in the manufacturing and sale of minimally invasive high frequency technology used to perform percutaneous tenotomy and fasciotomy. He eventually became the interim CFO for the company until September 2013. In this capacity, he was an integral part of the team seeking and completing acquisitions for the company. From 2002 to 2006, Dr. Papadopoulos was the Managing Director and head of healthcare investment banking for Caymus Partners, a middle market investment banking firm. Dr. Papadopoulos received his medical degree (M.D.) from the Aristotelian University of Thessaloniki, Greece, Medical School in 1985 and conducted his post-graduate training in Pediatrics at Emory University in 1986. We believe that Dr. Papadopoulos is qualified to sit on our board due to his years of experience in the healthcare industry, as a clinician as well as an investor who possesses unique insight into medical technology assets, in addition to his strong financial credentials.

Demetrios (Jim) G. Logothetis, is one of our directors and served as Senior Advisor in the Department of Housing and Urban Development (HUD) Office of the Assistant Secretary and Chief Financial Officer where he led the Audit Coordination Committee for Ginnie Mae, a government corporation within HUD from May 2020 to November 2020. Mr. Logothetis retired from Ernst & Young (EY) effective in June 2019 extending three years beyond normal retirement at the request of the EY Executive Board. Throughout his forty-year career with EY, from January 1979 to June 2019, Mr. Logothetis served some of EY’s largest global clients as lead audit partner, and fulfilled senior leadership roles within the firm, from offices in Chicago, Frankfurt Germany, New York, London England, and Atlanta. Mr. Logothetis has served over the years on the boards of several non-profit organizations, including The National Board of the Boys & Girls Clubs of Americas where he served on the Audit Committee; The Archbishop Lakovos Leadership 100 Endowment Fund where he serves as Vice Chair, The American College of Greece where he serves as Chairman of the Board of Trustees; The Board of National Hellenic Museum; Founder and Chairman of the Board of Trustees of the Hellenic American Academy, one of the largest Greek American schools in the United States; and founding Chairman of the Foundation for Hellenic Education and Culture. Mr. Logothetis holds an M.B.A. degree in Accounting, Finance and International Business from The University of Chicago Booth Graduate School of Business and a B.S.C degree in Accountancy from DePaul University. Mr. Logothetis is also a Certified Public Accountant and a Certified Management Accountant. Mr. Logothetis has taught many EY training programs as well as graduate accounting classes at DePaul University. Mr. Logothetis served for several years on the DePaul University, Richard H. Driehaus College of Business advisory council, and since 2017 on the board of Trustees of the University as vice-chair, and then chair of the Audit Committee and member of the finance committee. Mr. Logothetis has also served as a member of the Trusteeship and Finance Committees for DePaul University.

Brian Cole MD, MBA is one of our directors, and the Managing Partner of Midwest Orthopedics at Rush in Chicago, the lead executive for this large specialty practice which is consistently ranked as one of the top orthopedic groups by US News & World Report. Dr. Cole is a Professor in the Department of Orthopedics with a conjoint appointment in the Department of Anatomy and Cell Biology at Rush University Medical Center. In 2015, he was appointed as an Associate-Chairman of the Department of Orthopedics at Rush. In 2011, he was appointed as Chairman of Surgery at Rush Oak Park Hospital. He is the Section Head of the Cartilage Research and Restoration Center at Rush specializing in the treatment of arthritis in young active patients with a focus on regenerative medicine and biologic alternatives to surgery. He also serves as the head of the Orthopedic Master’s Training Program and trains residents and fellows in sports medicine and research. He lectures nationally and internationally and holds several leadership positions in prominent sports medicine societies. Through his basic science and clinical research, he has developed several innovative techniques with several patents for the treatment of shoulder, elbow and knee conditions. He has published more than 1,000 articles and 10 widely read textbooks in orthopedics and regenerative medicine. In addition to his academic accomplishments, Dr. Cole currently serves in many senior leadership roles in organizations such as President of the Arthroscopy Association of North America, President of the Ortho-regeneration Network Foundation, and Secretary General (Presidential-line) International Cartilage Repair Society. Dr. Cole is frequently chosen as one of the “Best Doctors in America” since 2004 and as a “Top Doctor” in the Chicago metro area since 2003. In 2006, he was featured on the cover of Chicago Magazine as “Chicago’s Top Doctor” and was selected as NBA Team Physician of the Year in 2009. Orthopedics This Week has named Dr. Cole as one of the top 20 sports medicine, knee and shoulder specialists repeatedly over the last 5 years as selected by his peers. He is the head team physician for the Chicago Bulls NBA team, co-team physician for the Chicago White Sox MLB team and DePaul University in Chicago. Dr. Cole was awarded his medical degree from the University of Chicago Pritzker School of Medicine and his MBA from the University of Chicago Booth School of Business. He completed his residency in Orthopedic Surgery at the Hospital for Special Surgery — Cornell Medical Center in New York and his fellowship in Sports Medicine at the University of Pittsburgh.

Doug Craft is one of our directors, and the Chief Executive Officer of Atlanta-based Medicraft, Inc., which is one of the largest independent agents for Medtronic, the world leader in medical technology and pioneering therapies. He has devoted his entire career to the medical industry, initially concentrating in the sale of spinal implants, which he continues today. Mr. Craft has extensive relationships with health care systems, surgeons and other senior health care professionals across the nation. Over the past three decades his commercial interests have expanded to include evaluating, consulting and developing businesses in the medical field generally, including but not limited to neuro-intraoperative monitoring, biologic agents, orthopedic reconstruction implants, surgical navigation systems, regenerative kidney technology, trans-catheter cardiac valves and spinal implant device design. He has funded and started over 12 businesses in the Orthopedic, Spine and Neurological segments such as Biocraft Inc., Orthocraft Inc, Neurocraft Inc, Pharmacraft, Premier Medical Systems, and Diamond Orthopedics. Early in his career, he was one of the first agents for Danek a publicly traded spinal implant company which merged with Sofamor to become Sofamor-Danek and relisting on the NYSE. Sofamor-Danek was acquired by Medtronic in 1999 for $3.7 billion. Mr. Craft is a highly experienced entrepreneur who is continually exploring opportunities to multiply investments in medical businesses and technologies. Mr. Craft earned a B.S. degree in biomedical engineering from Mississippi State University, and is a Distinguished Fellow of the College of Engineering at Mississippi State University.

Board Operations

Mr. Gill holds the positions of Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Gill’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its stockholders. Mr. Gill possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers. Mr. Gill chairs the Board and stockholder meetings and participates in preparing their agendas. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call, plan, and chairs their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•        The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•        The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•        The Nominating Committee overviews risks relating to our governance policies and initiatives.

The Board held two meetings or took action by unanimous written consent during fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

It is the policy of the Board that all directors should attend the annual meetings in person or by teleconference. This is the third Annual Meeting of the Company.

On December 22, 2020, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. The code of ethics is available in our SEC filings as Exhibit 14 to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 filed on April 9, 2021 and amended on July 2, 2021, December 17, 2021 and March 28, 2022.

Director Independence

NYSE American’s listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Demetrios (Jim) G. Logothetis, Brian Cole and Doug Craft are independent directors under the NYSE American’s listing standards and other governing laws and applicable regulations, including Rule 10A-3 of the Exchange Act. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available as exhibits to the Registration Statement on Form S-1 filed on December 4, 2020. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee was established on December 22, 2020 and is comprised of our independent directors. As of the date of this proxy statement, the Audit Committee is composed of two directors: Messrs. Logothetis, and Craft serve on the Audit Committee. Mr. Logothetis qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting.

Audit Committee Report

With respect to the audit of the Company’s financial statements for the year ended December 31, 2022, the members of the Audit Committee:

•        have reviewed and discussed the audited financial statements with management;

•        have discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•        have received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Company’s annual report on Form 10-K for the year ended December 31, 2022, filed on August 24, 2023 (the “2022 10-K”). As previously disclosed in a Current Report on Form 8-K filed by the Company on November 22, 2023, after discussion with the Company’s management and accounting professionals, the Audit Committee concluded on November 16, 2023, that the Company’s financial statements as of and for the fiscal year ended December 31, 2022 reported in the 2022 10-K should no longer be relied upon because of an error in such financial statements due to an overstatement of $250,000 in accrued costs and expenses in the consolidated balance sheets as of December 31, 2022, and an overstatement of $250,000 in Professional fees and Net (loss) income in the consolidated statements of operations for the year ended December 31, 2022, and that it is appropriate to restate the Company’s financial statements for such period. The Company along with its accounting professionals is in the process of preparing the restated 2022 10-K. A Form 10-K/A for the year ended December 31, 2022 will be filed with the SEC and available for distribution to stockholders as set forth in the section “Other Information” of this proxy statement.

Jim Logothetis, Chair

The members of the Audit Committee during the fiscal year ended December 31, 2022, were Messrs. Demetrios (Jim) G. Logothetis and Doug Craft, each of whom is an independent director under NYSE American’s listing standards. Mr. Logothetis serves as the Chairperson of the Audit Committee and at the time of his appointment as an independent director, the Board has determined that Mr. Logothetis qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC. Mr. Brian Cole previously served as a member of the Audit Committee, however due to his receipt of warrants in connection with the Cole Subscription Agreement (as defined below in Executive Officers — Promissory Note — Related Party), he no longer meets the qualification to serve as an Audit Committee Member under Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Audit Committee Meetings

The Audit Committee held six meetings during fiscal year ended December 31, 2022.

Compensation Committee

Our Compensation Committee was established on December 22, 2020. As of the date of this proxy statement, the Compensation Committee is composed of three directors: Messrs. Logothetis, Cole and Craft serve on the Compensation Committee.

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The members of the Compensation Committee during the fiscal year ended December 31, 2022 were Jim Logothetis, Brian Cole and Doug Craft, each of whom is an independent director under NYSE American’s listing standards. Mr. Craft is the Chairperson of the Compensation Committee.

Compensation Committee Meetings

The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Nominating Committee

Our Nominating Committee was established on December 22, 2020. As of the date of this proxy statement, the Nominating Committee is composed of three directors: Mr. Logothetis, Dr. Cole and Mr. Craft. Dr. Cole is the Chairperson of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. Specifically, the Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the director nomination process and screens and recommends candidates for election to the Board. On an annual basis, the Nominating Committee recommends for approval by the Board certain desired qualifications and characteristics for board membership. Additionally, the Nominating Committee establishes and administers a periodic assessment procedure relating to the performance of the Board as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Nominating Committee Meetings

The Nominating Committee acted by unanimous written consent on one occasion during fiscal year ended December 31, 2022.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Secretary, Viveon Health Acquisition Corp., 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2022.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices.

Name	Age	Position
Jagi Gill	57	Chief Executive Officer, President and Chairman of Board
Rom Papadopoulos	63	Chief Financial Officer, Treasurer, Secretary and Director

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

Founder Shares

In August 2020, the Sponsor paid $25,000, or approximately $0.007 per share, to cover certain offering costs in consideration for 3,593,750 shares of common stock, par value $0.0001 (the “Founder Shares”). On December 3, 2020, the Company declared a share dividend of 0.36 for each outstanding share, resulting in 4,887,500 shares outstanding, and on December 22, 2020 the Company declared a share dividend of 0.03 resulting in 5,031,250 shares which includes an aggregate of up to 656,250 shares that are subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, and up to an aggregate of 1,006,250 shares of common stock (or 875,000 shares of common stock to the extent that the underwriters’ over-allotment was not exercised, pro rata) that are subject to forfeiture to the extent that Rights are exercised upon consummation of an initial Business Combination. In connection with the underwriters’ fully exercise of their over-allotment option on December 30, 2020, the 656,250 shares were no longer subject to forfeiture.

The Founder Shares were placed into an escrow account maintained by Continental Stock Transfer & Trust Company acting as escrow agent. 50% of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) 6 months after the date of the consummation of the initial Business Combination or (ii) the date on which the closing price of the Company’s shares of common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until 6 months after the date of the consummation of the initial Business Combination, or earlier, in either case, if, subsequent to its initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (1) to any persons (including their affiliates and stockholders) participating in the Private Placement of the Private Warrants, officers, directors, stockholders, employees and members of the Company’s Sponsor and its affiliates, (2) amongst initial stockholders or their respective affiliates, or to the Company’s officers, directors, advisors and employees,

(3) if a holder is an entity, as a distribution to its, partners, stockholders or members upon its liquidation, (4) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is a holder or a member of a holder’s immediate family, for estate planning purposes, (5) by virtue of the laws of descent and distribution upon death, (6) pursuant to a qualified domestic relations order, (7) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities, (8) by private sales at prices no greater than the price at which the shares were originally purchased or (9) for the cancellation of up to 656,250 shares of common stock subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part or in connection with the consummation of the Company’s initial Business Combination.

On December 23, 2020, the Sponsor transferred 81,000 of its Founder Shares of the Company to three board members (the “Transferees”) (27,000 Founder Shares to each Transferee) for a nominal fee. On April 30, 2021, the Sponsor subsequently transferred 27,000 of its Founder Shares of the Company to a new board member.

Private Placement

On December 28, 2020, simultaneously with the consummation of the IPO, we sold to our Sponsor 18,000,000 Private Warrants at a price of $0.50 per Private Warrant, generating total proceeds of $9,000,000. The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, or its permitted transferees.

Additionally, our Sponsor agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Private Placement Warrants Subscription Statement) until the date we complete our initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

Note Agreements Payable — Related Party

The Company entered into a series of Note Agreements with several lenders affiliated with our Sponsor, Viveon Health LLC and Intuitus Group LLC, and Intuitus Capital LLC for which the Chief Financial Officer of the Company is the Sole Proprietor for up to an aggregate amount totaling $1,955,000. As of December 31, 2022, the balance on the Notes was $1,955,000.

Promissory Note — Related Party

The Sponsor agreed to loan the Company an aggregate of up to $500,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of March 31, 2021 or the completion of the Initial Public Offering. On January 13, 2021, the Company paid the $228,758 balance on the note from the proceeds of the Initial Public Offering. The Company no longer has the ability to borrow under the Note.

The Chief Financial Officer of the Company loaned the Company $75,000 to cover expenses related to ongoing operations, which was funded on December 27, 2022. This loan is non-interest bearing and payable upon consummation of the Company’s initial Business Combination. The loan agreement was entered into on December 27, 2022.

Subsequent to December 31, 2022, the Chief Financial Officer of the Company, loaned the Company an additional $555,000. These loans will be exchanged for Clearday Senior Convertible Notes upon consummation of the Company’s initial Business Combination.

The Chief Executive Officer of the Company loaned the Company $100,000 to cover expenses related to ongoing operations, which was funded on April 2, 2023. This loan is non-interest bearing and payable upon consummation of the Company’s initial Business Combination. The loan agreement was entered into on April 2, 2023. As of December 31, 2022, the outstanding balance of the loan was $0.

Subsequent to December 31, 2022, three investors in the Sponsor, loaned the Company $100,000 in the aggregate, to cover expenses related to ongoing operations, funded on April 5, 2023, and April 7, 2023. These loans are non-interest bearing and payable upon consummation of the Company’s initial Business Combination. The loan agreements were entered into on April 5, 2023, and April 7, 2023. As of December 31, 2022, the outstanding balance of the loan was $0.

On May 12, 2023, the Company entered into an unsecured promissory note with Clearday (the “Clearday Note”). The Clearday Note is non-interest bearing mature upon the earlier of (i) the first anniversary of the issuance date and (ii) December 31, 2022. Proceeds provided to us under the Clearday Note were approximately $881,710 during fiscal year 2023.Funds in the Trust Account may not be used to repay the obligations under the Clearday Note. We used such funds for general working capital purposes.

Brian Cole, one of our directors, funded the Company $250,000 pursuant to a Subscription Agreement dated as of April 4, 2022, between the Company and EAC Enterprises, L.P. Series D (the “Cole Warrant Holder”), an entity that is an affiliate of, and controlled by Brian Cole (the “Cole Subscription Agreement”). Pursuant to the Cole Subscription Agreement, the Company also issued the Cole Warrant Holder, a warrant to purchase 125,000 shares of common stock, at an exercise price of $11.50 per share.

Due to Related Party

The Company’s directors and officers are reimbursed for any reasonable out-of-pocket expenses incurred by them in connection with certain activities on behalf of the Company, such as identifying and investigating possible target businesses and business combinations. For the year ended December 31, 2022, $6,647 of such expenses were incurred. As of December 31, 2022, $5,806 of such expenses were recorded in Due to Related party.

Due from Related Party

As of December 31, 2021, the Company had a receivable of $15,000 in connection with a payment made by the Company to a vendor on behalf of a related party. During the year ended December 31, 2022, the Company was repaid for the receivable. As of December 31, 2022, the balance in Due from related party is $0.

Registration Rights Agreement

Pursuant to a registration rights agreement entered into on December 22, 2020, the holders of our insider shares issued and outstanding, as well as the holders of the Private Warrants (and all underlying securities) are entitled to registration rights pursuant to the registration rights agreement, dated December 22, 2020. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private warrants can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

In order to meet our working capital needs following the consummation of our IPO, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.

Compensation Of Viveon Management

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our Audit Committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee are reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

Unsecured Senior Promissory Notes and Subscription Warrants

On March 21, 2022, March 23, 2022, April 4, 2022, April 27, 2022, May 9, 2022, October 27, 2022, and November 25, 2022, in connection with the extension of the date by which the Company has to consummate a Business Combination, the Company entered into subscription agreements with several lenders for a loan of up to $4,000,000, in the aggregate (the “Subscription Agreements”). Pursuant to the Subscription Agreements, the Company issued a series of unsecured senior promissory notes in the aggregate principal amount of up to $4,000,000 (the “Notes”) to the subscribers. Of the $4,000,000 in Notes, $1,955,000 was subscribed for by several related parties affiliated with our sponsor, Viveon Health LLC, and the balance in the amount of $2,045,000 was subscribed for by parties that are not related to our sponsor. Pursuant to the terms of the Subscription Agreements, the subscribers also received warrants to purchase one share of our common stock for every $2.00 of the funded principal amount of the Notes up to 2,000,000 shares of our common stock, in the aggregate, at an exercise price of $11.50 per share, subject to adjustment (the “Subscription Warrants”). The Subscription Warrant term commences on the Exercise Date (as hereinafter defined) for a period of 49 months. The Subscription Warrants are exercisable commencing on the date of the initial business combination (the “Exercise Date”) and have a cashless exercise feature that is available at any time on or after the Exercise Date. Commencing on the date 13 months following the Exercise Date, the subscribers have the right, but not the obligation, to put the Subscription Warrants to us at a purchase price of $5.00 per share. We have agreed to file, within thirty (30) calendar days after the consummation of an initial business combination, a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock underlying the Subscription Warrants.

The Notes do not bear interest and mature upon the earlier of (i) the closing of our initial business combination, and (ii) December 31, 2022 (the “Maturity Date”). The Notes provide for a credit line up to the maximum amount of $4,000,000. We will not have the right to re-borrow any portion of any loans made under the Notes once repaid. As of March 31, 2023, a commitment fee in the amount of $400,000, equal to 10% of the maximum principal amount of the Note, had been paid to the subscribers, on a pro rata basis. In the event that we do not consummate a business combination by the Maturity Date, the Notes will be repaid only from amounts remaining outside of our Trust Account, if any. Subsequent to March 31, 2023, in connection with the Merger Agreement a majority of the holders of the Notes and Subscription Warrants have agreed to exchange such Notes and Subscription Warrants pursuant to the terms of an exchange agreement with Viveon dated as of May 1, 2023 (the Exchange Agreement”) for a separate series of Clearday senior convertible promissory notes (the “Clearday Senior Convertible Notes”). The Clearday Senior Convertible Notes bear 8% interest per annum and mature upon the earlier of (i) June 30, 2024, or (ii) the date of any Change in Control. Upon the consummation of the business combination and the exchange of the Subscription Agreements for the Clearday Senior Convertible Notes, the lenders will forfeit their Subscription Warrants as part of the exchange. One lender has chosen not to convert to Clearday Senior Convertible Notes. The balance owed to this lender under the Notes is considered due upon demand by the lender. As of the date of this filing of this Quarterly Report the lender has not requested payment of the Note. On March 21, 2022, an initial amount of $2,700,000 was drawn down from the Notes. $720,000 of the loan proceeds was deposited into our Trust Account in connection with extending the business combination completion window from March 28, 2022 until June 28, 2022. After June 28, 2022, we elected to continue to extend such date until December 28, 2022 by making a monthly deposit of $240,000 into the Trust Account each month for each monthly period until December 28, 2022.

Pursuant to the terms of the Note Agreements, the subscribers shall receive warrants to purchase one share of Company common stock for every $2.00 of the funded principal amount of the Notes up to 2,000,000 shares of the Company common stock, in the aggregate, at an exercise price of $11.50 per share, subject to adjustment (the “Subscription Warrants”). Pursuant to a warrant cancellation and forfeiture agreement dated as of August 16, 2023, one of the Company’s directors agreed to forfeit for cancellation 89,029 of the warrant shares underlying the warrant issued to an affiliate that he controls in connection with the Notes described above.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

In furtherance of our policies with respect to related party transactions, with respect to any initial business combination that we consider with an entity that is affiliated with any of our initial stockholders, directors or officers, to further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity affiliated with such parties unless (i) an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions on the type of target business we seek to acquire that such an initial business combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and of our independent directors. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee appointed Marcum LLP as independent auditors for the fiscal year ended December 31, 2022. Representatives of Marcum LLP may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Marcum LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2022, the firm of Marcum LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for year ended December 31, 2022 totaled $473,903. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards during the fiscal year ended December 31, 2022.

Tax Fees.    We did not pay Marcum LLP for tax planning and tax advice during the fiscal year ended December 31, 2022.

All Other Fees.    We did not pay Marcum LLP for other services during the fiscal year ended December 31, 2022.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, (i) there are not sufficient votes received at the time of the Annual Meeting to approve the Director Election Proposal or the Auditor Ratification Proposal, (ii) a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

The Annual Meeting

Date, Time and Place.    Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting at 10:30 am ET on December 27, 2023, in a virtual meeting format at https://www.cstproxy.com/viveon/am2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 0929690#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Company common stock at the close of business on November 13, 2023, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 6,648,665 outstanding shares of Company common stock, including 1,617,415 outstanding public shares each of which entitles its holder to cast one vote on each proposal. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company will pay that firm approximately $7,500 in fees plus disbursements for such services.

Required Votes

Each of the director nominees under the Election of Directors proposal will be elected by a plurality of the votes of the shares of common stock present in person or by proxy and entitled to vote in the election.

Approval of the Auditor Ratification Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of November 13, 2023, the Record Date, there were 6,648,665 outstanding shares of Company common stock, including 1,617,415 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Jagi Gill(2)	4,923,250	74.05%
Rom Papadopoulos(2)(3)	4,923,250	74.05%
Brian Cole	27,000	*
Doug Craft	27,000	*
Demetrios G. Logothetis	27,000	*
All current directors and executive officers as a group (five individuals)	5,004,250	75.27%
Holders of 5% or more of our Common Stock
Viveon Health, LLC(2)(3)	4,923,250	74.05%
Mizuho Financial Group, Inc.(4)	543,000	8.17%
Meteora Capital, LLC and Vik Mittal(5)	892,807	13.43%
Fir Tree Capital Management LP(6)	518,742	7.80%
Polar Asset Management Partners Inc.(7)	650,000	9.78%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Viveon Health Acquisition Corp., 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326.

(2)      Consists of shares of common stock owned by Viveon Health, LLC, for which Jagi Gill is a member and Rom Papadopoulos is the managing member. Mr. Papadopoulos has sole voting and dispositive control over those shares.

(3)      Rom Papadopoulos is the managing member of Viveon Health, LLC.

(4)      Based on a Schedule 13G filed with the SEC by Mizuho Financial Group, Inc. on February 14, 2023 (the “Mizuho 13G”). Per Mizuho 13G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of such equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. Per Mizuho 13G, the address for Mizuho Financial Group, Inc. is 1-5-5. Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(5)      Based on a Schedule 13G/A filed with the SEC by Meteora Capital, LLC and Vik Mittal on February 16, 2023 (the 13G/A”), with respect to the common stock held by certain funds and managed accounts to which Meteora Capital LLC serves as investment manager and to which Vik Mittal serves as the Managing Member of Meteora Capital LLC. Per 13G/A, the address for Vik Mittal and Meteora Capital, LLC is 840 Park Drive East, Boca Raton, FL 33444. Per 13G/A, Meteora Capital LLC and Vik Mittal share voting and dispositive power over those shares.

(6)      Based on a Schedule 13G filed with the SEC by Fir Tree Capital Management LP on February 14, 2023 (the “Fir 13G”). Per the Fir 13G, the address for Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, NY 10110.

(7)      Based on a Schedule 13G/A filed by Polar Asset Management Partners Inc. with the SEC on February 10, 2023 (the Polar 13G/A/A”). Per the Polar 13G/A, the address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent (the “IPO Escrow”). 50% percent of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. As a result, if an initial business combination is approved and consummated, 50% of the insider shares will be released upon the earlier of six months after the closing date of the initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the consummation of the initial business combination, and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the closing of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

STOCKHOLDER PROPOSALS

The Company will hold its 2024 annual meeting of stockholders on or prior to December 31, 2024. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com.

OTHER INFORMATION

After it has been filed with the SEC, the Company’s 2022 Annual Report on Form 10-K/A, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Secretary, VIVEON HEALTH ACQUISITION CORP., 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326. See section of this proxy statement entitled — Board Committees — Audit Committee — Audit Committee Report — for more information.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 1-206-870-8565

E-mail: ksmith@advantageproxy.com In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than December 20, 2023.

PROXY
VIVEON HEALTH ACQUISITION CORP.
3480 Peachtree Road NE 2nd Floor — Suite #112
Atlanta, Georgia 30326

ANNUAL MEETING OF STOCKHOLDERS

December 27, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

VIVEON HEALTH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
December 27, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 30, 2023, in connection with the Annual Meeting to be held at 10:30 a.m. ET on December 27, 2023 in a virtual meeting format at https://www.cstproxy.com/viveon/am2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 0929690#

The undersigned hereby appoints Jagi Gill, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of VIVEON HEALTH ACQUISITION CORP. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL. This notice of meeting, the accompany proxy statement, proxy card, Annual Report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/viveon/am2023/proxy. For banks and brokers, the notice of meeting, the accompany proxy statement, the Annual Report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/viveon/am2023/proxy.

FOR	AGAINST	ABSTAIN

Proposal 1 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Jagi Gill 2) Rom Papadopoulos 3) Demetrios G. Logothetis 4) Brian Cole 5) Doug Craft

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
Proposal 2 — Ratification of Appointment of Independent Auditors	☐	☐	☐

Approve the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2022.

	FOR	AGAINST	ABSTAIN
Proposal 3 — Adjournment Proposal	☐	☐	☐

Approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of (i) approving the Director Election Proposal or the Auditor Ratification Proposal, (ii) if a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Dated: __________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.